Legg Mason Focus Trust, Inc.
        Supplement to the Primary Class Prospectus dated May 1, 2003

                       Legg Mason Global Income Trust
                   Legg Mason International Equity Trust
                     Legg Mason Emerging Markets Trust
        Supplement to the Primary Class Prospectus dated May 1, 2003

           Legg Mason U.S. Government Intermediate-Term Portfolio
                Legg Mason Investment Grade Income Portfolio
                      Legg Mason High Yield Portfolio
             Legg Mason U.S. Government Money Market Portfolio
        Supplement to the Primary Class Prospectus dated May 1, 2003

                        Legg Mason Opportunity Trust
        Supplement to the Primary Class Prospectus dated May 1, 2003

                        Legg Mason Value Trust, Inc.
                 Legg Mason Special Investment Trust, Inc.
                Legg Mason American Leading Companies Trust
                         Legg Mason Balanced Trust
              Legg Mason U.S. Small-Capitalization Value Trust
                     Legg Mason Financial Services Fund
 Supplement to the Primary Class and Class A Prospectus dated July 25, 2002

                 Legg Mason Maryland Tax-Free Income Trust
               Legg Mason Pennsylvania Tax-Free Income Trust
             Legg Mason Tax-Free Intermediate-Term Income Trust
       Supplement to the Primary Class Prospectus dated July 31, 2002

                     Legg Mason Classic Valuation Fund
     Supplement to the Primary Class Prospectus dated February 28, 2003

The following sentence replaces the first sentence under the heading "Exchange Privilege:"

         Fund shares may be exchanged for Primary Class shares of any of the other Legg Mason funds and for Consultant Class shares of series of The Royce Funds (except Royce TrustShares Fund) provided these funds are eligible for sale in your state of residence.


            This supplement is dated June 2, 2003. It should be retained with your prospectus for future reference.